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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (date of earliest event reported): September 12, 1995



                       DIMENSIONAL VISIONS GROUP, LTD.
                       -------------------------------
           (Exact name of registrant as specified in its charter)


   Delaware                    1-10196                     23-2517953
   --------                    -------                     ----------
State or other               (Commission                (I.R.S. Employer
jurisdiction of               File Number)              Identification No.)
incorporation or
organization



            718 Arch Street, Suite 202N, Philadelphia, PA  19106
            ----------------------------------------------------
             (Address of principal executive office) (Zip Code)


               Registrant's telephone number:  (215) 440-7791
                                               --------------




       --------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 2.


         On September 12, 1995, pursuant to the terms and conditions of an Agreement and Plan of Merger dated September 6, 1995 (the "Agreement"), registrant acquired all the issued and outstanding capital stock of InfoPak, Inc. ("InfoPak") in consideration for 500,000 shares of registrant's Series P Convertible Preferred Stock (the "Series P Stock"). Each share of Series P Stock is convertible into 10 shares of registrant's Common Stock. The Series P Stock has voting rights.

         The amount of consideration was determined by negotiations between the registrant and InfoPak. Among the factors considered in determining the consideration was the historic revenues, management and technologies of InfoPak. Avonwood Capital Corporation ("Avonwood") acted as an advisor to the registrant and to InfoPak. Avonwood was a shareholder of InfoPak. Mr. James
W. Porter, Jr., a Director of the registrant, is the President and the principal shareholder of Avonwood.

         The business of InfoPak consists of the manufacture and marketing of hardware and software information and audio playback systems and method products and programs.

         InfoPak was founded in 1992. InfoPak has developed a system that allows those that use large and cumbersome printed dated material an electronic alternative which is easier to use. The InfoPak Information System (the "System") was designed to manage voluminous databases that change often and to distribute information to remote locations where the System utilizes standard telephone lines and personal computers (PC's) to distribute the information. Information is stored on an InfoCard(TM) and displayed by a hand-held InfoReader(TM). The System has been designed to provide the owners and publishers of the information many levels of security to ensure that piracy and unauthorized use does not occur. In essence, InfoPak distributes data electronically then repackages directories onto InfoCards(TM) to be used in InfoReaders(TM).

         InfoPak currently produces and markets the System to the residential real estate agent marketplace as the InfoPak Portable MLS. InfoPak is selling the Portable MLS to Realtors(R) as an option to the printed Multiple Listing Service Directory. The InfoCard(TM) stores the real estate listings and the operating program for portable access through the InfoReader(TM).
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ITEM 7.


         FINANCIAL STATEMENTS AND EXHIBITS


         (a) The audited financial statements for the year ended December 31, 1994 of Infopak, Inc. will be filed by amendment.

         (b)     Pro Forma Financial Information.

                 The pro forma financial information required by this Item 7 are not being filed herein inasmuch as they are currently being prepared by the registrant. Such pro forma financial information will be filed by amendment.

         (c)     Exhibits.

                 Exhibit Number                        Title
                 --------------                        -----
                          "A"                          Agreement and Plan of Merger By and
                                                       Among InfoPak, Inc., Certain
                                                       Shareholders of InfoPak, Inc.,
                                                       InfoPak Acquisition Co. and
                                                       Dimensional Visions Group, Ltd.


                 *        "B"                          InfoPak, Inc. Financial Statements
                                                       for the year ended December 31,
                                                       1994.

                 *        "C"                          Pro Forma Financial Statements.





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* To be filed by amendment





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         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DIMENSIONAL VISIONS GROUP, LTD.



Dated:  September 27, 1995                 By:/s/ Steven M. Peck
                                              --------------------------
                                              Steven M. Peck
                                              Chief Executive Officer





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